Exhibit 99.1
CD&R and McKesson Corporation Sign Agreement to Acquire Option Care Health

NEW YORK, IRVING, Texas and BANNOCKBURN, Ill., October 6, 2026 — CD&R, McKesson Corporation (NYSE: MCK) (“McKesson”), and Option Care Health, Inc. (Nasdaq: OPCH) (“Option Care Health”) announced today that they have entered into a definitive agreement, under which CD&R and McKesson will acquire Option Care Health, an independent provider of home and alternate site infusion services, for $32.05 per share, reflecting a total enterprise value of approximately $5.8 billion. At the closing of the transaction, CD&R will hold a majority ownership interest, and McKesson will hold a minority ownership interest. Option Care Health will remain a separate company led by its own management team.

“We are pleased to have entered into this agreement, which provides immediate cash value for our stockholders,” said Harry Kraemer, Chairman of the Board of Option Care Health. “The Board of Directors completed an extensive assessment, involving thorough discussions with our advisors, and unanimously concluded this transaction maximizes value for our stockholders.”

“This transaction represents a great outcome for Option Care Health and our stockholders, and I want to thank our Board of Directors for their rigorous process and diligence,” said John C. Rademacher, Chief Executive Officer of Option Care Health. “For more than 45 years, Option Care Health has helped transform the way infusion therapy is delivered, led by our team members’ unwavering commitment to providing extraordinary care to patients. We will continue to enhance our platform and deepen our partnerships with hospitals and health systems, physicians, payers, and biopharma manufacturers. We are thrilled to have the support of CD&R and McKesson, empowering us to continue investing strategically and accelerate the pace of our advanced technology deployment to improve clinical outcomes and reduce the total cost of care. Both firms understand our business and the healthcare industry, and have proven track records of fostering growth for some of the largest and fastest-growing healthcare service businesses globally.”

“Option Care Health has shown what is possible when high-quality infusion therapy is delivered where patients are most comfortable: at home and in their communities,” said CD&R Partner Sarah Kim. “We look forward to supporting Option Care Health’s proven management team, together with McKesson and applying CD&R’s deep experience in healthcare services to help Option Care Health bring specialized therapies to more patients across the country.”

“This investment represents an important opportunity that aligns with McKesson’s long-term strategy to expand access and affordability to innovative therapies across the care continuum,” said Brian Tyler, Chair and Chief Executive Officer of McKesson. “As these therapies continue to grow in importance and their delivery becomes increasingly complex, McKesson is focused on investing in areas where our capabilities can help improve access and advance care in lower-cost community settings, at or closer to home. Option Care Health’s clinical model and national infusion footprint across home and ambulatory sites are well aligned with those priorities, and the company is well positioned for continued growth. As a strategic investor, we look forward to bringing McKesson’s experience and expertise in specialty pharmaceuticals to support Option Care Health’s strategy of broadening access to complex therapies and enabling care delivery in lower-cost settings, while creating long-term value for stakeholders.”

The transaction aligns with McKesson’s strategic objectives:
•Positioned for growth in specialty care: Continued innovation in specialty, rare and orphan therapies and the increasing need for alternate infusion services represent an attractive long-term growth opportunity to support community providers, health systems, payers, and biopharma companies. Through this investment, McKesson will support the delivery of complex specialty therapies across multiple care settings.
•Expanded patient access through community-based care: Option Care Health’s home and ambulatory infusion capabilities help patients access complex therapies outside traditional care settings, aligning with McKesson’s focus to allow accessible and affordable high-quality care to patients.

Option Care Health will continue to operate as usual, with the same commitment to its patients, providers, employees, and partners.

Transaction Details, Timing, and Approvals
Under the definitive agreement, CD&R will hold a majority interest of approximately 51% in Option Care Health and McKesson will invest approximately $1.4 billion for a minority interest of approximately 49%. The transaction also establishes a framework for McKesson’s future acquisition of CD&R’s interest in Option Care Health, subject to specified conditions and regulatory approvals. Following the closing of the transaction, McKesson intends to account for its minority interest in Option Care Health using the equity method of accounting, recording its share of Option Care Health’s net income or loss in Other Income, net.

The transaction value represents a premium of approximately 37% to Option Care Health’s closing share price on October 5, 2026, the last full trading day of Option Care Health’s common stock prior to the transaction announcement.

The transaction is expected to close in the first half of calendar year 2027, subject to customary closing conditions, including approval by Option Care Health’s stockholders and the receipt of required regulatory approvals.

Upon completion of the transaction, Option Care Health’s common stock will no longer be publicly listed on the Nasdaq Stock Exchange, and Option Care Health will become a privately held company.

Option Care Health Third Quarter 2026 Financial Results and 2026 Guidance
Option Care Health expects to release its financial results for the third quarter ended September 30, 2026, on November 4, 2026. Given the transaction announcement, Option Care Health will not host a live conference call in conjunction with its third quarter earnings release and is also withdrawing its previously disclosed financial guidance.

Advisors
Centerview Partners LLC is serving as financial advisor, Kirkland & Ellis LLP is serving as legal advisor, and Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor to Option Care Health. BofA Securities, Barclays, Goldman Sachs, Jefferies and Wells Fargo are acting as financial advisors on this transaction and are also providing committed financing to the consortium. Debevoise & Plimpton LLP is serving as legal advisor to CD&R. Davis Polk & Wardwell LLP and Reed Smith LLP are serving as McKesson’s legal advisors.

About Option Care Health
Option Care Health is the nation’s largest independent provider of home and alternate site infusion services. With over 8,000 team members including more than 5,000 clinicians, we work compassionately to elevate standards of care for patients with acute and chronic conditions in all 50 states. Through our clinical leadership, expertise and national scale, Option Care Health is reimagining the infusion care experience for patients, customers and team members. To learn more, please visit our website at optioncarehealth.com.

About CD&R
Founded in 1978, CD&R is a leading private investment firm with a strategy of generating strong investment returns by building more robust and sustainable businesses through the combination of skilled investment experience and deep operating capabilities. In partnership with the management teams of its portfolio companies, CD&R takes a long-term view of value creation and emphasizes positive stewardship and impact. The firm invests in businesses that span a broad range of industries, including industrial, healthcare, consumer, technology and financial services end markets. CD&R is privately owned by its partners and has offices in New York and London. For more information, please visit www.cdr.com and follow the firm’s activities through LinkedIn.

About McKesson Corporation
McKesson Corporation is a diversified healthcare services leader dedicated to advancing health outcomes for patients everywhere. Our teams partner with biopharma companies, care providers, pharmacies, manufacturers, governments, and others to deliver insights, products and services to help make quality care more accessible and affordable. Learn more about how McKesson is impacting virtually every aspect of healthcare at McKesson.com and read Stories & Insights.

We routinely use our website, investor.mckesson.com, to post information that may be material to investors, such as business developments, earnings, and financial performance, as well as presentation materials and details for upcoming and past events.

Additional Information and Where to Find It
In connection with the proposed acquisition and related transactions (collectively, the “proposed transaction”) involving Option Care Health and affiliates of CD&R and McKesson (collectively, the “Investor Group”), Option Care Health will file a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). Option Care Health plans to mail a definitive proxy statement (the “Proxy Statement”) to Option Care Health’s stockholders.

OPTION CARE HEALTH’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain a free copy of the Proxy Statement (when available) as well as other documents filed by Option Care Health with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Option Care Health will be available free of charge on Option Care Health’s internet website at optioncarehealth.com or by contacting Option Care Health’s investor relations department at investor.relations@optioncare.com.

Certain Information Regarding Participants in the Solicitation
Option Care Health and its directors and executive officers may be considered participants in the solicitation of proxies from Option Care Health’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of Option Care Health is set forth in its proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 8, 2026 (the “Annual Meeting Proxy Statement”). To the extent the holdings of Option Care Health’s securities by its directors or executive officers have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Forms 3, 4 and 5 filed with the SEC.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, in the proposed transaction will be contained in the proxy statement that Option Care Health expects to file and in other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) as described above.

Cautionary Statement Regarding Forward-Looking Statements - Option Care Health
This communication may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include statements regarding the proposed transaction, stockholder approval and the expected benefits of and timeline for completing the proposed transaction.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s beliefs, expectations and assumptions at the time that these statements were prepared. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Option Care Health’s control. Option Care Health’s actual results and financial condition may differ materially from those indicated in the forward-looking statements as a result of various factors. These factors include, but are not limited to: (1) the termination of or occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring Option Care Health to pay a termination fee pursuant to the merger agreement, or the inability to complete the proposed transaction on the anticipated terms and timetable, (2) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of Option Care Health or to satisfy any other condition to closing in a timely manner or at all, or the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated, (3) costs related to the proposed transaction, including from potential litigation relating to the proposed transaction, (4) the risk that restrictions on the operation of Option Care Health’s business during the pendency of the proposed transaction may impact Option Care Health’s ability to pursue certain business opportunities or strategic transactions or undertake certain actions Option Care Health might otherwise have taken, (5) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Option Care Health’s common stock, credit ratings or operating results, (6) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Option Care Health to retain and hire key personnel, retain customers and maintain relationships with business partners, suppliers and customers and (7) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. Additional information concerning risks, uncertainties and assumptions can be found in Option Care Health’s filings with the SEC, including the risk factors discussed in Option Care Health’s most recent Annual Report on Form 10-K, as updated by Option Care Health’s Quarterly Reports on Form 10-Q and future filings with the SEC.

Any forward-looking statement made in this communication is based only on information currently available to Option Care Health and speaks only as of the date on which it is made. Option Care Health undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. You are cautioned not to rely on Option Care Health’s forward-looking statements.

Cautionary Statements - McKesson Corporation
Except for historical information, statements in this press release regarding McKesson’s proposed minority investment in Option Care Health, the proposed acquisition of Option Care Health by the CD&R-controlled investment vehicle and related arrangements constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, that involve risks and uncertainties that could cause actual results to differ materially from those in those statements. It is not possible to identify all such risks and uncertainties. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are first made. Except to the extent required by law, McKesson undertakes no obligation to publicly update forward-looking statements. We encourage investors to read the important risk factors described in McKesson’s publicly available filings with the Securities and Exchange Commission. These risks include, but are not limited to: the parties may be unable to obtain required stockholder or regulatory approvals or satisfy other closing conditions; the transaction may be delayed or may not be completed; McKesson may not achieve the expected benefits of its investment; Option Care Health may not achieve the expected growth or other outcomes described in this release; McKesson may record impairment or other charges relating to its investment; and the parties’ ownership structure may adversely affect the transaction, industry relationships or the businesses involved.

Option Care Health
Investors
Bob Okunski
Robert.Okunski@optioncare.com

Media Relations
Sharon Stern / Arielle Rothstein / Allison Sobel
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

CD&R
External Affairs
Jon Selib
JSelib@cdr.com

McKesson Corporation
Investors
Investors@McKesson.com

Media Relations
MediaRelations@McKesson.com